SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The
Securities and Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 5, 2004

TRINITY INDUSTRIES, INC.

Delaware (State of incorporation)	1-6903 (Commission File No.)	75-0225040 (IRS Employer Identification No. )

2525 Stemmons Freeway, Dallas, Texas (Address of principal executive offices)	75207-2401 (Zip Code)

Registrant’s telephone number, including area code: (214) 631-4420

Item 9. Regulation FD Disclosure
Item 12. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
News Release
Conference Call Script of Neil O. Shoop
Conference Call Script of John L. Adams
Conference Call Script of Timothy R. Wallace
Conference Call Script of D. Stephen Menzies
Conference Call Script of Jim S. Ivy

Item 9. Regulation FD Disclosure
Item 12. Results of Operations and Financial Condition

     The following information is furnished pursuant to both Item 9 and Item 12.

     The Registrant hereby furnishes the information set forth in its News Release, dated August 4, 2004 announcing operating results for the second quarter of 2004, a copy of which is furnished as exhibit 99.1 and incorporated herein by reference. On August 5, 2004 the Registrant held a conference call and web cast with respect to its financial results for the second quarter of 2004. The conference call scripts of Neil O. Shoop, Treasurer, John L. Adams, Executive Vice President, Timothy R. Wallace, Chairman, President and Chief Executive Officer, D. Stephen Menzies, President of Trinity Industries Leasing Company, and Jim S. Ivy, Senior Vice President and Chief Financial Officer are furnished as exhibits 99.2, 99.3, 99.4, 99.5 and 99.6 respectively, and incorporated herein by reference. This information is not “filed” pursuant to the Securities and Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submissions of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINITY INDUSTRIES, INC.

	By:	/s/ Michael G. Fortado

Michael G. Fortado
Vice President and Secretary

Date: August 5, 2004

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
Exhibit 99.1	News Release of Registrant dated August 4, 2004 with respect to the operating results for the first quarter of 2004.

Exhibit 99.2	Conference call script of August 5, 2004 of Neil O. Shoop, Treasurer.

Exhibit 99.3	Conference call script of August 5, 2004 of John L. Adams, Executive Vice President.

Exhibit 99.4	Conference call script of August 5, 2004 of Timothy R. Wallace, Chairman, President and Chief Executive Officer.

Exhibit 99.5	Conference call script of August 5, 2004 of D. Stephen Menzies, President of Trinity Industries Leasing Company.

Exhibit 99.6	Conference call script of August 5, 2004 of Jim S. Ivy, Senior Vice President and Chief Financial Officer.